                                                                   EXHIBIT 99.02

                    EASTMAN CHEMICAL COMPANY AND SUBSIDIARIES
                            ACQUISITION INFORMATION
       (Sales Revenue Growth Comparison -- With and Without Acquisitions)

                                                                           THIRD QUARTER 2001
                                                                     ----------------------------------
                                                                        % GROWTH SALES REVENUE
                                                                     ----------------------------------
                                                                        WITH              WITHOUT
                                                                     ACQUISITIONS      ACQUISITIONS (1)
                                                                     -----------       ----------------
Chemicals Group Segments:
    Coatings, Adhesives, Specialty Polymers, and Inks                      16%               (10)%
    Performance Chemicals and Intermediates                               (17)%              (17)%
    Specialty Plastics                                                     (5)%               (5)%
                                                                        -----              -----
        Total Chemicals Group                                               -%               (12)%
                                                                        -----              -----

Polymers Group Segments:
    Polymers                                                               (2)%               (2)%
    Fibers                                                                 (5)%               (5)%
                                                                        -----              -----
        Total Polymers Group                                               (3)%               (3)%
                                                                        -----              -----

Total Eastman                                                              (1)%               (8)%
                                                                        =====              =====

Regional Sales Revenue
    United States and Canada                                               (4)%              (10)%
    Europe, Middle East, and Africa                                         7%               (10)%
    Asia Pacific                                                            5%                 5%
    Latin America                                                          (9)%               (9)%


                                                                       FIRST NINE MONTHS, 2001
                                                                   -----------------------------------
                                                                       % GROWTH SALES REVENUE
                                                                   -----------------------------------
                                                                        WITH              WITHOUT
                                                                    ACQUISITIONS      ACQUISITIONS (2)
                                                                    ------------      ----------------
Chemicals Group Segments:
    Coatings, Adhesives, Specialty Polymers, and Inks                     36%                (7)%
    Performance Chemicals and Intermediates                              (11)%              (12)%
    Specialty Plastics                                                    (6)%               (6)%
                                                                       -----              -----
        Total Chemicals Group                                              7%                (9)%
                                                                       -----              -----

Polymers Group Segments:
    Polymers                                                               2%                 2%
    Fibers                                                                 -%                 -%
                                                                       -----              -----
        Total Polymers Group                                               2%                 2%
                                                                       -----              -----

Total Eastman                                                              5%                (4)%
                                                                       =====              =====

Regional Sales Revenue
    United States and Canada                                               3%                (8)%
    Europe, Middle East, and Africa                                       12%                 -%
    Asia Pacific                                                           2%                 2%
    Latin America                                                          7%                 7%

(1)  Quarterly comparison excludes Hercules.
(2)  Year-to-date comparison excludes McWhorter, Hercules, and Sokolov.

                    EASTMAN CHEMICAL COMPANY AND SUBSIDIARIES
                      ACQUISITION INFORMATION (Continued)
       (Sales Volume Growth Comparison -- With and Without Acquisitions)

                                                                              THIRD QUARTER 2001
                                                                      ----------------------------------
                                                                               % GROWTH VOLUME
                                                                      ----------------------------------
                                                                          WITH              WITHOUT
                                                                      ACQUISITIONS      ACQUISITIONS (1)
                                                                      ------------      ---------------
Chemicals Group Segments:
    Coatings, Adhesives, Specialty Polymers, and Inks                      22%                (6)%
    Performance Chemicals and Intermediates                                (2)%               (2)%
    Specialty Plastics                                                      -%                 -%
                                                                        -----              -----
        Total Chemicals Group                                               8%                (4)%
                                                                        -----              -----

Polymers Group Segments:
    Polymers                                                                4%                 4%
    Fibers                                                                 (7)%               (7)%
                                                                        -----              -----
        Total Polymers Group                                                2%                 2%
                                                                        -----              -----

Total Eastman                                                               6%                (1)%
                                                                        =====              =====

Regional Sales Revenue
    United States and Canada                                                5%                (1)%
    Europe, Middle East, and Africa                                        10%                (7)%
    Asia Pacific                                                           19%                18%
    Latin America                                                         (10)%              (10)%

                                                                           FIRST NINE MONTHS, 2001
                                                                      ----------------------------------
                                                                            % GROWTH SALES VOLUME
                                                                      ----------------------------------
                                                                          WITH              WITHOUT
                                                                      ACQUISITIONS      ACQUISITIONS (2)
                                                                      ------------      ----------------
Chemicals Group Segments:
    Coatings, Adhesives, Specialty Polymers, and Inks                     35 %               (7)%
    Performance Chemicals and Intermediates                               (8)%               (9)%
    Specialty Plastics                                                    (4)%               (4)%
                                                                        ----               ----
        Total Chemicals Group                                              8%                (8)%
                                                                        ----               ----

Polymers Group Segments:
    Polymers                                                               1 %                1 %
    Fibers                                                                (4)%               (4)%
                                                                        ----               ----
        Total Polymers Group                                               1%                 1%
                                                                        ----               ----

Total Eastman                                                              4%                (4)%
                                                                        ====               ====

Regional Sales Revenue
    United States and Canada                                               2%                (6)%
    Europe, Middle East, and Africa                                       12%                (4)%
    Asia Pacific                                                           4%                 4 %
    Latin America                                                          4%                 4 %

(1)  Quarterly comparison excludes Hercules.
(2)  Year-to-date comparison excludes McWhorter, Hercules, and Sokolov.


                                       40